FPA PERENNIAL FUND, INC.
SUPPLEMENT DATED SEPTEMBER 28, 2012 TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2012

The Board of Directors of FPA Perennial Fund, Inc. ("Fund") has approved a new Distributor for the Fund. Effective September 28, 2012, UMB Distribution Services, LLC, 803 West Michigan Street, Milwaukee, Wisconsin 53233, replaced FPA Fund Distributors, Inc. as the Distributor of the Fund. Accordingly, all references to FPA Fund Distributors, Inc. as Distributor in the Fund's Prospectus and Statement of Additional Information ("SAI") are changed to UMB Distribution Services, LLC. All addresses, telephone numbers and procedures contained in the Fund's Prospectus and SAI relating to the purchase and sale of Fund shares remain current and are unchanged.

The Sections in the Fund's SAI entitled, "Principal Underwriter" and "Distributor" are revised as follows:

PRINCIPAL UNDERWRITER. UMB Distribution Services, LLC (the "Distributor"), located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the "Distribution Agreement"). The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund's Transfer Agent. Please see "Distributor" for more information.

DISTRIBUTOR. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board of Directors and a majority of the Fund's Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days' written notice. The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.